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                                                                    Exhibit 10.7

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                                                         INVESTMENT NUMBER 10296


                                C LOAN AGREEMENT

                                      AMONG

                                PRICESMART INC.,

                               PSMT CARIBE, INC.,

                          PSMT TRINIDAD/TOBAGO LIMITED,

                                       AND

                        INTERNATIONAL FINANCE CORPORATION

                          DATED AS OF JANUARY 26, 2001

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                                TABLE OF CONTENTS

ARTICLE OR
 SECTION                            ITEM                                PAGE NO.
----------                          ----                                --------




ARTICLE I......................................................................2
DEFINITIONS....................................................................2

    Section 1.01.  DEFINITIONS.................................................2
    Section 1.02.  INTERPRETATION..............................................3

ARTICLE II.....................................................................3
AGREEMENT FOR THE C LOAN.......................................................3

    Section 2.01.  AMOUNT......................................................3
    Section 2.02.  INTEREST....................................................3
    Section 2.03.  ADDITIONAL C LOAN INTEREST..................................3
    Section 2.04.  CAP ON INTEREST.............................................4
    Section 2.05.  FEES........................................................4
    Section 2.06.  DISBURSEMENT................................................4
    Section 2.07.  REPAYMENT...................................................5
    Section 2.08.  PREPAYMENT..................................................5
    Section 2.09.  LATE PAYMENT CHARGE.........................................6
    Section 2.10.  GENERAL.....................................................6

ARTICLE III....................................................................7
MISCELLANEOUS..................................................................7

    Section 3.01.  DURATION....................................................7
    Section 3.02.  COUNTERPARTS................................................7

SCHEDULE 1.....................................................................9
    FORM OF C LOAN DISBURSEMENT REQUEST........................................9

SCHEDULE 2....................................................................13
    FORM OF C LOAN DISBURSEMENT RECEIPT.......................................13

                                C LOAN AGREEMENT

       AGREEMENT, dated as of January 26, 2001, among:

       (1) PRICESMART INC., a company organized and existing under the laws of the State of Delaware, U.S.A. ("PriceSmart");

       (2) PSMT CARIBE, INC., a company organized and existing under the laws of the Territory of the British Virgin Islands ("Caribe");

       (3) PSMT TRINIDAD/TOBAGO LIMITED, a company organized and existing under the laws of the Republic of Trinidad and Tobago ("PSMT Trinidad and PriceSmart, Caribe and PSMT Trinidad are collectively referred to herein as the "Co-Borrowers"); and

       (4) INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC").

WHEREAS:

       (A) By a Loan Agreement of even date herewith among the Co-Borrowers and IFC (the "Loan Agreement"), IFC has agreed, subject to the terms and conditions thereof, to lend to the Co-Borrowers the sum of up to twenty-two million Dollars ($22,000,000) (the "A Loan").

       (B) The Financial Plan set forth in the Loan Agreement also provides for the provision by IFC to the Co-Borrowers of a C Loan of ten million Dollars ($10,000,000) (the "C Loan").

       (C) Pursuant to Section 5.01 of the Loan Agreement, it is a condition precedent to the first disbursement of the A Loan that this Agreement shall have been entered into, shall have become effective and the C Loan shall have been fully disbursed.

       (D) In order to induce IFC to make disbursements under the Loan Agreement, and in consideration thereof, the Co-Borrowers have agreed to undertake the obligations herein contained.

       NOW THEREFORE, the parties hereto agree as follows:

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                                      -2-

                                    ARTICLE I

                                   DEFINITIONS

       Section 1.01. DEFINITIONS. Wherever used in this Agreement, unless the context shall otherwise require, terms defined in the Loan Agreement shall have the respective meanings therein set forth, and the following terms shall have the following meanings:

"Additional Interest
  Payment Date"       March 15 in each year, starting with March 15, 2003 or, in the case of any Additional Interest Period of less than six (6) months, any day which is the 15th day of the month in which the relevant Additional Interest Period ends;
                      provided, that if such date is not a Business Day, then the relevant Additional Interest Payment Date shall be on the immediately succeeding Business Day;

"Additional
  Interest Period"    means, for each Additional Interest Payment Date,
                      the immediately preceding completed Financial Year, the first such period beginning on the Financial Year starting on September 1, 2001;

"Additional
C Loan Interest"      means the additional interest payable on the C Loan, in
                      addition to the C Loan Interest, at the rate determined in accordance with the terms of Section 2.03;

"Agreement"           means this C Loan Agreement;

"C Loan Interest"     means the  interest  payable  on the  C Loan at the C Loan
                      Interest Rate;

"C Loan Interest
 Rate" means the interest rate determined in accordance with the terms of Section 2.02; and

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                                      -3-

"EBITDA" the Consolidated earnings of the Co-Borrowers and their respective Subsidiaries before interest, taxes, depreciation and amortization calculated in accordance with Accounting Principles.

       Section 1.02. INTERPRETATION. (a) In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting persons include corporations and partnerships, and references to a specified Article or Section shall be construed as a reference to that specified Article or Section of this Agreement.

       (b) In each part of this Agreement, the headings and the Index are inserted for convenience of reference only and shall not be used to define, interpret or limit any of the provisions of this Agreement.

                                   ARTICLE II

                            AGREEMENT FOR THE C LOAN

       Section 2.01. AMOUNT. Subject to the terms and conditions of this Agreement, IFC agrees to lend to the Co-Borrowers and the Co-Borrowers agree jointly and severally to borrow from IFC the C Loan, that is, the amount of up to ten million Dollars ($10,000,000).

       SECTION 2.02. INTEREST. (a) The C Loan shall accrue interest (the "C Loan Interest") in respect of each Interest Period at a rate per annum which shall be the sum of two per cent (2.0%) per annum and LIBOR, on the Interest Determination Date for such Interest Period for six months (or, in the case of the first Interest Period, for one month, two months, three months or six months, whichever period is closest to the duration of the relevant Interest Period or, if two periods are equally close to the duration of the relevant Interest Period, the longer one) (the "C Loan Interest Rate").

       (b) The C Loan Interest shall be determined on each Interest Determination Date and shall be paid on each Interest Payment Date as provided by the terms of the Loan Agreement, MUTATIS MUTANDIS.

       Section 2.03. ADDITIONAL C LOAN INTEREST. (a) In addition to the C Loan Interest, the Co-Borrowers shall also pay, in Dollars, on each Additional Interest Payment Date, the Additional C Loan Interest which shall be equal to two and

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                                      -4-

one-half per cent (2.5%) times EBITDA (before opening expenses) for the relevant Additional Interest Period, commencing on March 15, 2003.

       (b) Such Additional Interest shall be calculated by IFC on the basis of the Consolidated audited financial statements of the Co-Borrowers and their respective Subsidiaries for the previous Financial Year.

       Section 2.04. CAP ON INTEREST. Notwithstanding the provisions of Sections
2.02 and 2.03, the sum of the C Loan Interest and the Additional C Loan Interest paid on the C Loan shall not exceed in respect of each year an amount computed on the basis of the following interest rate percentages (with respect to the C
Loan):

               YEAR                 CAP
               ----                 ---
               2003                 11.5%
               2004                 14.0%
               2005                 16.5%
               2006                 19.0%
              2007 &
            thereafter              20.0%

       Section 2.05. FEES. (a) The Co-Borrowers shall pay to IFC in Dollars a front-end fee of one hundred thousand Dollars ($100,000) in respect of the C Loan to be paid within thirty (30) days after the date of this Agreement (but, in any event, prior to the disbursement of the C Loan);

       (b) The Co-Borrowers shall also pay to IFC a commitment fee of one-half of one per cent (1/2%) per annum on that part of the C Loan which from time to time has not been disbursed or cancelled. The commitment fee shall:

            (i)    begin to accrue on the date of this Agreement;

            (ii) be PRO RATED on the basis of a 360-day year for the actual number of days elapsed; and

            (iii) be payable semi-annually, in arrears, on the Interest Payment Dates in each year, the first such payment to be due on March 15, 2001.

       Section 2.06. DISBURSEMENT. (a) Subject to Section 5.01 (a)(i), (b), (c),
(d)(i) (other than with respect to the OPIC Loan) through (d)(v), (e), (f) (other than legal opinions relating to the movable and immovable assets in jurisdictions other

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                                      -5-

than El Salvador and the Dominican Republic), (g), (h), (i), (j), (l), (m), (n) and (o) of the Loan Agreement, the disbursement of the full amount of the C Loan shall be made in one lump sum prior to or simultaneously with the first disbursement of the A Loan, but in no event later than July 26, 2001, at PriceSmart's bank account in New York, New York for further credit to the Co-Borrowers' respective accounts at a bank in the Countries, or any other place acceptable to IFC, or to the credit of the Co-Borrowers' existing creditors, all as specified by the Co-Borrowers in the C Loan Disbursement request.

       (b) Notwithstanding any provision in this Agreement, each of PSMT Caribe and PSMT Trinidad irrevocably appoints and designates PriceSmart as its agent for the purpose of receiving any notice or request and further authorizes PriceSmart to make the request provided in Section 2.06(a) or any other request permitted to be made by the Co-Borrowers under this Agreement, to receive all disbursements to be made hereunder, to sign the receipts provided for in Section 2.06(a), and to take any other action required or permitted to be taken on its behalf under this Agreement.

       Section 2.07. REPAYMENT. The C Loan shall be repaid in full in one installment on the later of (i) the date on which all amounts outstanding under the A Loan are repaid in full and (ii) March 15, 2011.

       Section 2.08. PREPAYMENT. (a) The C Loan may be prepaid on any Interest Payment Date after March 15, 2006 on not less than forty-five (45) days' prior notice to IFC, subject to the following terms and conditions:

            (i) for a partial prepayment, such prepayment is in an amount not less than three million Dollars ($3,000,000);

            (ii) the Co-Borrowers simultaneously pay the prepayment premium referred to in subsection (b);

            (iii) the Co-Borrowers simultaneously pay all accrued interest on the amount of the C Loan to be prepaid together with all other amounts then payable under this Agreement; and

            (iv) if IFC so requires, the Co-Borrowers deliver to IFC, prior to the date of prepayment, evidence satisfactory to IFC that all governmental approvals necessary in respect of the prepayment have been obtained.

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                                      -6-

       (b) The Co-Borrowers shall pay, in respect of each portion of the C Loan prepaid in accordance with subsection (a), a prepayment premium equal to the result of multiplying (i) the principal amount of the C Loan being prepaid, (ii) by eighteen per cent 18%, and (iii) by the number of years (with any partial year calculated to the nearest one-hundredth of one year based upon a 360-day year) remaining until the maturity of the C Loan.

       Section 2.09. LATE PAYMENT CHARGE. If the Co-Borrowers fail to make any payment under this Agreement when due, the Co-Borrowers shall pay to IFC a late payment charge determined in accordance with Section 3.04 of the Loan Agreement, MUTATIS MUTANDIS, at the rates of (i) two per cent (2%) above the relevant C Loan Interest Rate, in effect from time to time in respect of any amount overdue (other than principal) relating to the C Loan, and (ii) two per cent (2%) on any overdue amount of principal of the C Loan or, in each case, such higher rate (not to exceed five per cent (5%) above the relevant C Loan Interest Rate in effect from time to time) of default interest as is charged to the Co-Borrowers by other lenders.

       Section 2.10. GENERAL. (a) Except as otherwise expressly provided in this Agreement, all the provisions of Sections 3.08, 3.09, 3.10, 3.11(a)(ii) and (b),
3.14 and 3.15 of the Loan Agreement and Articles IV, V (to the extent set forth in Section 2.06 hereof), VI, VII and VIII of the Loan Agreement shall apply MUTATIS MUTANDIS to the C Loan as if each reference therein to the A Loan and Loan Agreement is a reference as well to the C Loan and this Agreement, respectively, unless the context otherwise requires; accordingly, such provisions are incorporated herein by reference and this Agreement shall be construed and interpreted accordingly.

       (b) For the avoidance of doubt, any Event of Default or Potential Event of Default in respect of the A Loan shall constitute an Event of Default or Potential Event of Default in respect of the C Loan.

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                                      -7-

                                   ARTICLE III

                                  MISCELLANEOUS

       Section 3.01. DURATION. This Agreement shall continue in force until all monies payable hereunder shall have been fully paid in accordance with the provisions hereof.

       Section 3.02. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In seeking proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

       IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

                             PRICESMART INC.

                             By:  /s/ Gilbert A. Partida
                                -----------------------------------
                             Name: Gilbert A. Partida
                             Title: President / CEO

                             PSMT CARIBE INC.

                             By:  /s/ Allan C. Youngberg
                                -----------------------------------
                             Name: Allan C. Youngberg
                             Title: Treasurer / Chief Financial Officer


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                                      -8-

                             PSMT TRINIDAD/TOBAGO LTD.

                             By:  /s/ Joseph Eseau
                                -----------------------------------
                             Name: Joseph Eseau
                             Title: Chairman

                             INTERNATIONAL FINANCE CORPORATION

                             By:  /s/ Mary Ellen Iskenderian
                             Name:  Mary Ellen Iskenderian
                             Title: Manager Latin America and Caribbean
                                    Department



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                                                                      SCHEDULE 1
                                                                     Page 1 of 4

                       FORM OF C LOAN DISBURSEMENT REQUEST

               (See Sections 3.02 and 5.03 of the Loan Agreement)

                           [LETTERHEAD OF PRICESMART]

                                                                          [Date]
International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention:  Director, Latin America and Caribbean Department

Ladies and Gentlemen:

                              Investment No. 10296

                            REQUEST FOR DISBURSEMENT

       1. Please refer to the C Loan Agreement dated as of January 26, 2001 (the "C Loan Agreement") and the Loan Agreement dated as of January 26, 2001 (the "Loan Agreement"), each among PriceSmart Inc., PSMT Caribe Inc. and PSMT Trinidad/Tobago Limited (the "Co-Borrowers") and International Finance Corporation ("IFC").

       2. All terms defined in the Loan Agreement and the C Loan Agreement shall bear the same meanings herein.

       [3. The Co-Borrowers irrevocably request the disbursement, on ____________, 2001 (or as soon as practicable thereafter), of the amount of ten million Dollars ($10,000,000) under the C Loan (the "Disbursement") in accordance with the provisions of Section 2.06 of the C Loan Agreement. You are requested to pay such amount to the account in New York of PriceSmart Inc., [Name of correspondent Bank], Account No. ____________ at [Name and Address of Bank] [for further credit to Co-Borrowers' respective accounts as follows:


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                                      -10-

                                                                      SCHEDULE 1
                                                                     Page 2 of 4

            (a) $__________ to Account No. ___________ of PSMT Caribe Ltd. at [Name and Address of Bank] in the British Virgin Islands;

            (b)    $__________ to Account No. ____________ of PSMT
                   Trinidad/Tobago Limited at [Name and Address of Bank] in [City], Trinidad and Tobago.(1)

       [3. The Co-Borrowers irrevocably request the disbursement, on ____________, 2001 (or as soon as practicable thereafter), of the amount of ten million Dollars ($10,000,000) under the C Loan (the "Disbursement") in accordance with the provisions of Section 2.06 of the C Loan Agreement. You are requested to pay such amount to the account in New York of [CREDITOR], [Name of correspondent Bank], Account No. ____________ at [Name and Address of Bank]

       4. IFC has not heretofore disbursed any amounts under the C Loan to the Co-Borrowers. Following the disbursement of the amount hereby requested, the C Loan shall have been fully disbursed.

       5. For purposes of Section 2.11 of the C Loan Agreement and Sections 5.02 and 5.03 of the Loan Agreement, PriceSmart, as agent for each of the other Co-Borrowers, certifies as follows:

       (a) PriceSmart has been appointed as agent for each of the Co-Borrowers (other than PriceSmart) for purposes of making, on behalf of each such Co-Borrower, the certifications set forth herein;

       (b) no Event of Default and no Potential Event of Default has occurred and is continuing;

       (c) the proceeds of the Disbursement are at the date of this request needed by the Co-Borrowers for the purpose of the Project, or will be needed for such purpose within three (3) months of such date;


---------
(1) Any exchange control consents, if required (e.g. for IFC to remit to overseas account) must be provided by the Co-Borrowers to IFC prior to disbursement.

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                                      -11-

                                                                      SCHEDULE 1
                                                                     Page 3 of 4

       (d) since the date of the C Loan Agreement nothing has occurred which has or could reasonably be expected to have a Material Adverse Effect;

       (e) since June 30, 2000, none of the Co-Borrowers has incurred any material loss or liability (except such liabilities as may be incurred by the Co-Borrowers in accordance with Section 6.02 of the Loan Agreement);

       (f) the representations and warranties made in Article IV of the Loan Agreement are true on the date of this request and will be true on the date of Disbursement with the same effect as if such representations and warranties had been made on and as of each such date (but in the case of Section 4.01(c), without the words in parenthesis);

       (g) the proceeds of the Disbursement are not in reimbursement of, or to be used for, expenditures in the territories of any country which is not a member of the World Bank or for goods produced in or services supplied from any such country;

       (h) after giving effect to the Disbursement, none of the Co-Borrowers will be in violation of:

            (i)    its Charter;

            (ii) any provision contained in any document to which it is a party (including the Loan Agreement) or by which it is bound; or

            (iii) any law, rule, regulation, Authorization or agreement or other document binding on it directly or indirectly, limiting or otherwise restricting its borrowing power or authority or its ability to borrow; and

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                                      -12-

                                                                      SCHEDULE 1
                                                                     Page 4 of 4

            (iv) since [insert the dates of the latest version of the respective Charters] no amendment has been made to the Charters of any of the Co-Borrowers [.] [, except for: (list all amendments).]

       6. The certifications in paragraph 5 above are effective as of the date of this request for disbursement and will continue to be effective as of the date of disbursement. If any of these certifications is no longer valid as of or prior to the date of the disbursement hereby requested, the Co-Borrowers will immediately notify IFC and will repay the amount disbursed upon demand by IFC if disbursement is made prior to the receipt of such notice.

                                         Yours truly,

                                         PRICESMART INC.


                                         By
                                           -----------------------------------
                                            Authorized Representative

Copy to:  Manager, Financial Operations Unit
          International Finance Corporation


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                                      -13-
                                                                      SCHEDULE 2
                                                                     Page 1 of 1

                       FORM OF C LOAN DISBURSEMENT RECEIPT

                    (See Section 3.02 of the Loan Agreement)

                           [LETTERHEAD OF PRICESMART]


International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention:  Manager, Financial Operations Unit

Ladies and Gentlemen:

                              Investment No. 10296

                              DISBURSEMENT RECEIPT

       We, PriceSmart Inc., hereby acknowledge on behalf of PriceSmart Inc., PSMT Caribe Inc. and PSMT Trinidad/Tobago Limited, receipt on the date hereof, of the sum of ten million Dollars ($10,000,000) disbursed to us by International Finance Corporation ("IFC") under the C Loan provided for in the C Loan Agreement dated as of January 26, 2001, among PriceSmart Inc., PSMT Caribe Inc. and PSMT Trinidad/Tobago Limited and International Finance Corporation.

                                         Yours truly,

                                         PRICESMART INC.


                                         By
                                            -----------------------------------
                                               Authorized Representative***


***     As named in the Borrower's Certificate of Incumbency and Authority (see
        Schedule 1 of the Loan Agreement).